Accounts Receivable, Net (Details Textual) - USD ($)	12 Months Ended
	Dec. 31, 2019	Jun. 12, 2020	Dec. 31, 2018
Accounts Receivable, Net (Textual)
Unbilled accounts receivable	$ 8,986,723		$ 10,929,884
Total accounts receivable	$ 11,421,195		$ 15,479,437
Unbilled accounts receivables, description	The unbilled accounts receivables as of December 31, 2019 are expected to be billed within one year and collected over one year. The billed accounts receivable is expected to be collected within one year.
Wrote off accounts receivable	$ 1,984,244
Scenarios, Forecast [Member]
Accounts Receivable, Net (Textual)
Total accounts receivable		$ 3,000,000
Percentage of accounts receivable		23.00%
Percentage of billed accounts receivable		19.00%
Percentage of unbilled accounts receivable		27.70%